                                                                    EXHIBIT 10.2



                            NONCOMPETITION AGREEMENT


                 This Noncompetition Agreement (the "Agreement") is made and entered into as of June 27, 1997, by and between Natural Fuels Corporation, a Colorado corporation ("Buyer"), W. Phillip Marcum ("Marcum") and Marcum Natural Gas Services, Inc., a Delaware corporation ("MNG"). Marcum and MNG are sometimes referred to in this Agreement collectively as the "Noncompete Parties" and individually as a "Noncompete Party."

                                    RECITALS

                 A. Buyer and Marcum Fuel Systems, Inc., DVCO Fuel Systems, Inc. and Marcum CNG Systems, Inc. (collectively, "Seller") have entered into an Asset Purchase Agreement dated of even date (including any amendments thereto, the "Purchase Agreement") pursuant to which Seller will sell to Buyer, and Buyer will purchase from Seller, all of Seller's rights, titles and interests in, to and under certain assets used in the business of packaging and assembly of compressed natural gas vehicle fueling equipment ("Seller's Business").

                 B. Each Seller is a direct or indirect wholly-owned subsidiary of MNG.

                 C. It is a condition precedent to the obligations of Buyer under the Purchase Agreement that the Noncompete Parties execute and deliver this Agreement.

                                   AGREEMENT

                 In consideration of the premises and in order to induce Buyer to execute and deliver, and to faithfully perform its obligations under, the Purchase Agreement and in order to protect the business interests of Buyer, the Noncompete Parties hereby covenant and agree as follows:

                 1. All capitalized terms used but not defined in this Agreement will have the same meanings ascribed to them in the Purchase Agreement unless the context clearly mandates otherwise. In addition, the following capitalized terms when used in this Agreement will have the meanings set forth below:

                          "CNG Business Enterprise" means the sale,
                 manufacture, packaging, assembly or installation of compressed natural gas vehicle fueling equipment or provision of related design, engineering, start-up, training, technical or other services.

                          "Controlled Affiliate" means an Affiliate of either
                 or both of the Noncompete Parties, with respect to which such Noncompete Party possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through the ownership of voting securities or voting interests, by contract or otherwise.

                 2. Each of the Noncompete Parties hereby covenants and agrees, for itself and its Controlled Affiliates, that, for a period of four years from and after the Closing Date, neither it nor any of its Controlled Affiliates will, without the prior written consent of Buyer, directly or indirectly, as a principal, agent, shareholder, investor, employer, partner, joint venturer, manager, operator, or in any other capacity whatsoever sell, attempt to provide, or be engaged in any CNG Business Enterprise worldwide; provided, however, that MNG and its controlled Affiliates may (a) complete or cause to be completed the Jobs in Progress or other work to the extent specifically contemplated by the Purchase Agreement, (b) sell or cause to be sold the Excluded Assets, and (c) acquire a business that derives not more than 25% of its revenues from CNG Business Enterprises, provided MNG or such Affiliate will (i) dispose of its interest in such acquired CNG Business Enterprise within one year of its acquisition thereof, and (ii) grant Buyer a right of first refusal to match the economic terms of any transaction divesting such acquired CNG Business Enterprise (provided the one-year divestment period will be suspended during the negotiations with Buyer). Notwithstanding any provisions of this Agreement to the contrary, nothing set forth herein will prohibit Marcum from (1) purchasing and holding for investment less than 5% of the voting power, outstanding shares or other interests of any corporation, partnership, limited liability company or other entity the shares of which are publicly traded, or (2) serving as a member of any nonprofit committee or organization..

                 3. Each of the Noncompete Parties agrees that in the event of a breach or threatened breach of any of the provisions of this Agreement, Buyer will have the right and remedy to have the provisions of this Agreement specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate and irreparable injury to Buyer and that monetary damages will not provide an adequate remedy for any such breach or threatened breach. Such right and remedy will be in addition to, and not in lieu of, any other rights and remedies available to Buyer at law or in equity.

                 4. In executing this Agreement, each of the Noncompete Parties acknowledges that the geographic area and the time period and nature of the agreed restrictions set forth herein are necessary and reasonable for the protection of Buyer and have been agreed upon by arm's length negotiations.

                 5. If any of the provisions of or covenants contained in this Agreement are hereafter construed to be invalid or unenforceable in any jurisdiction, the same will not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which will be given full effect, without regard to the invalid portions or the unenforceability thereof in such other jurisdiction. If any of the provisions of or covenants contained in this Agreement are held to be unenforceable in any jurisdiction because of the duration or scope of such provision or covenant, the parties hereto agree that the court making such determination will have the power to reduce the duration and/or scope of such provision or covenant and, in its reduced form, such provision or covenant will be enforceable; provided, however, that the determination of such court will not affect the enforceability of this Agreement in any other jurisdiction.

                 6. The parties agree that this Agreement will be construed in accordance with and governed by the laws of the State of Colorado.

                 7. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

                 8. All notices hereunder will be in writing and will be deemed to have been given when delivered personally or by facsimile transmission, or mailed by reputable overnight courier or by certified mail, return receipt requested, to such party at its (or in the case of the Noncompete Parties, at Seller's) address or telecopier number set forth for notices in the Purchase Agreement or such other address or telecopier number as either party may designate to the other in writing.

                 9. This Agreement may be executed in one or more counterparts, and each executed copy will constitute an original.

                 10. This Agreement may be amended only by a written instrument signed by the parties.

                 11. This Agreement constitutes the entire agreement of the parties with respect to its subject matter.

                 12. The failure of Buyer to insist upon the performance, in any instance, of this Agreement will not be construed as a waiver of any other failure to perform. Any waiver by Buyer will be required to be in writing.

                 The undersigned parties have executed this instrument as of the date first above written.

                                  NATURAL FUELS CORPORATION


                                  By:  /s/ CURTIS C. DALLINGER
                                     ------------------------------------------
                                  Name:    Curtis C. Dallinger
                                  Title:   President




                                  /s/ W. PHILLIP MARCUM
                                  ---------------------------------------------
                                  W. PHILLIP MARCUM



                                  MARCUM NATURAL GAS SERVICES, INC.


                                  By:  /s/ A. BRADLEY GABBARD
                                     ------------------------------------------
                                  Name:    A. Bradley Gabbard
                                  Title:   Executive Vice President